SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: August 14, 2003

Constar International Inc.

(Exact name of registrant as specified in charter)

Delaware	000-16496	13-1889304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA	(215) 552-3700	19154
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Press Release dated August 14, 2003.

Item 12.     Results of Operations and Financial Condition.

On August 14, 2003, Constar International Inc. issued a press release announcing that it expects to record a goodwill impairment charge. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 15, 2003	CONSTAR INTERNATIONAL INC. By: /s/ JAMES C. COOK Name: James C. Cook Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 14, 2003.